UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 3, 2009
Smith Micro Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26536	33-0029027

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Columbia, Aliso Viejo, California	92656

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (949) 362-5800
None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
SEC 873 (6/04)

Item 2.02. Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Index to Exhibits
EX-99.1
EX-99.2

Item 2.02. Results of Operations and Financial Condition.
On August 3, 2009, the Registrant issued a press release announcing its financial results for the quarter and six months ended June 30, 2009. A copy of the press release is hereby furnished to the Commission as Exhibit 99.1 and incorporated by reference herein.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
Item 7.01 Regulation FD Disclosure.
On August 3, 2009, the Registrant issued a press release announcing plans to file a universal shelf Registration Statement on Form S-3 and an acquisition shelf Registration Statement on Form S-4 with the Securities and Exchange Commission. A copy of the Registrant’s press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
9.01(d) Exhibits.
     99.1 Press Release issued August 3, 2009, reporting Registrant’s financial results for the quarter and six months ended June 30, 2009, furnished pursuant to Item 2.02.
     99.2 Press Release issued August 3, 2009, reporting Registrant’s proposed filing of shelf registration statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH MICRO SOFTWARE, INC.
(Registrant)
August 3, 2009	By:	/s/ Andrew C. Schmidt
Date		Name:	Andrew C. Schmidt
		Title:	Chief Financial Officer

Index to Exhibits

Exhibit Number	Exhibit

99.1	Press Release issued August 3, 2009, reporting Registrant’s financial results for the quarter and six months ended June 30, 2009, furnished pursuant to Item 2.02.
99.2	Press Release issued August 3, 2009, reporting Registrant’s proposed filing of shelf registration statements.